Prospectus
                          Ameristock Mutual Fund, Inc.
                      Ameristock Large Company Growth Fund
                          Ameristock Focused Value Fund

                                  P.O. Box 6919
                                Moraga, CA 94570
                                 (800) 394-5064
                               www.ameristock.com


             Minimum Investment:                    $1,000
             Sales Charge:                          None, 100% no-load
             12b-1 Fee:                             None
             Redemption Fee:
                Ameristock Mutual Fund, Inc.:       None
                Ameristock Large Company
                 Growth Fund:                       None
                Ameristock Focused Value Fund       1.00% if shares  redeemed
                                                    within 3 years of purchase

Ameristock Mutual Fund, Inc. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

Ameristock Large Company Growth Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of large capitalization companies headquartered in the United States.

Ameristock Focused Value Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                October 15, 2001

                                TABLE OF CONTENTS

              Risk/Return Summary - Ameristock Mutual
              Fund, Inc.........................................2
              Risk/Return Summary - Ameristock Large
              Company Growth Fund...............................4
              Risk/Return Summary - Ameristock Focused
              Value Fund........................................5
              Fees and Expenses.................................8
              How to Buy Shares.................................9
              How to Redeem Shares.............................10
              Net Asset Value..................................12
              Investment Management............................12
              Dividends and Taxes..............................13
              Other Information................................14
              Financial Highlights.............................15

RISK/RETURN SUMMARY - AMERISTOCK MUTUAL FUND, INC.

Investment Objective

The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Principal Investment Strategies

Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization "growth" stocks in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund investment adviser decides that it no longer meets the investment criteria described above.

Under normal market conditions, this Fund will invest at least 80% of the value of its total assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

Principal Risks

Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

        o The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

        o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

        o Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

        o There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

        o "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

        o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          AMERISTOCK MUTUAL FUND, INC.

                                   [Bar Chart]

             1996         1997         1998         1999         2000
            27.59%       32.86%       31.98%        2.73%       20.70%

* The Fund's return for the nine-month period ended September 30, 2001 was -5.74%.

High and Low Quarterly Returns. During the life of the Fund through December 31, 2000, the highest return for a quarter was 19.10% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.18% (quarter ending September 30, 1999).

                  Average  Annual Total  Returns (for the
                  periods ending                            Past                Past
                  December 31, 2000)                        One Year            Five Years          Since Inception(1)
                  ------------------                        --------            ----------          ---------------

                  Ameristock Mutual Fund, Inc.                20.70%                22.61%               24.12%

                  S & P 500 (2)                               -9.10%                18.32%               19.30%

(1)    Since inception date of August 31, 1995.
(2)    The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely  recognized,  unmanaged index of common stock prices.


RISK/RETURN SUMMARY - AMERISTOCK LARGE COMPANY GROWTH FUND

Investment Objective

The investment objective of Ameristock Large Company Growth Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock   Large  Company  Growth  Fund  pursues  its   investment   objective
principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion.

This Fund emphasizes a "growth" style of investing. In selecting common stocks, the Fund will seek to invest in companies which the Adviser believes have the potential for superior long term capital appreciation due to accelerated earnings or revenue growth. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

Under normal market conditions, this Fund will invest at least 80% of the value of its total assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Large Company Growth Fund is subject to the following principal risks:

        o The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

        o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

        o Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

        o "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

        o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.


RISK/RETURN SUMMARY - AMERISTOCK FOCUSED VALUE FUND

Investment Objective

The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the Adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

This Fund also may invest in corporate debt securities of companies headquarters in the United States which the Adviser believes have the capacity for capital appreciation, either (i) because such debt securities are currently trading below par or (ii) because the Adviser believes that interest rates are about to decline. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which have speculative characteristics. The Fund will sell a corporate debt security when the Adviser believes that such security is no longer likely to appreciate in value.

Under normal market conditions, this Fund will invest at least 65% of the value of its total assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Focused Value Fund is subject to the following principal risks:

        o The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

        o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

        o Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

        o While this Fund invests in both smaller and larger companies, the smaller companies in which this Fund invests are especially sensitive to the factors described above due to certain characteristics of smaller companies such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

        o There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

        o "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

        o This Fund's portfolio will also be exposed to the following additional risks in connection with its investments in corporate debt securities:

                  - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. The net asset value of this Fund may decrease during periods of rising interest rates.

                  - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, this Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

                  - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

        o This Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets may be invested in the shares of a limited number of companies. The Fund's portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a "diversified" fund.

        o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)


                                                   Ameristock               Ameristock                Ameristock
                                                Mutual Fund, Inc.    Large Company Growth Fund    Focused Value Fund

Maximum Sales Charge (Load) Imposed on                None                     None                      None
Purchases

Maximum Deferred Sales Charge (Load)                  None                     None                      None

Redemption Fee (1)                                    None                     None                    1.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                                      Ameristock               Ameristock              Ameristock
                                                   Mutual Fund, Inc.     Large Company Growth      Focused Value Fund
                                                                                  Fund

         Management Fees(3)                              0.83%                   1.00%                    1.35%

         Distribution (12b-1) Fees                       0.00%                   0.00%                    0.00%

         Other Expenses                                0.00%(4)                  0.00%                    0.00%
                                                       -----                     -----                    -----

         Total Annual Fund Operating                     0.83%                   1.00%                    1.35%
         Expenses

         (1) In addition to any redemption fee, there is a charge of $20.00 for each wire redemption.

         (2)  Payable only if shares redeemed within 3 years of purchase.

         (3) For the services of the Investment Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Large Company Growth Fund and Ameristock Focused Value Fund pay as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% and 1.35% of average net assets, respectively. The Fund's Investment Adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, non-interested director fees and extraordinary expenses.

         (4)  Amounts are less than .001%.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 year         3 years        5 years       10 years

Ameristock Mutual Fund, Inc.                                 $ 85            $265           $460         $1,025

Ameristock Large Company Growth Fund                         $102            $318           $552         $1,223

Ameristock Focused Value Fund
         Assuming redemption of shares                       $237            $528           $739         $1,622
         Assuming no redemption of shares                    $137            $428           $739         $1,622


HOW TO BUY SHARES

Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your check payable to Ameristock Mutual Fund, Inc., Ameristock Large Company Growth Fund or Ameristock Focused Value Fund, to:

      Mutual Shareholder Services
      8869 Brecksville Road
      Brecksville, Ohio 44141

To purchase shares by wire, transmit funds to:

      Firstar Bank, N.A.
      ABA#: 042-000-013
      For Credit to Account:  19945-6815
      Account:  Ameristock Funds
      Attention:  Marilyn Updike
      For further credit to account:         19-0302, Ameristock Mutual Fund or
                                             19-0300, Ameristock Large Company
                                                      Growth Fund or
                                             19-0301, Ameristock Focused Value
                                                      Fund

Your investment will be considered to be in "proper form" if it includes a check or wire funds transmission together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation.

Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through a Processing Organization than to purchase shares directly from the Fund. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. No Fund is responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Ameristock Corporation.

Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value determined as described under "Net Asset Value", less any applicable redemption fee as described below under "Redemption Fee". Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption Fee - Ameristock Focused Value Fund

A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the net asset value of the redeemed shares at the time of purchase. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase.

In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than three years prior to the redemption; and finally, of amounts representing the cost of shares purchased within three years prior to the redemption.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc. or Ameristock Large Company Growth Fund.

Redemption by Mail

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

         Ameristock Mutual Funds
         Mutual Shareholder Services
         8869 Brecksville Road
         Brecksville, Ohio 44141

The redemption request must:

         1.       Include your name and account number.

         2. Specify the name of the Fund from which shares are to be redeemed.

         3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

         4. Be signed by all owners exactly as their names appear on the account.

         5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account,
                  (iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for $25,000 or more. Eligible guarantor institutions include
                  banks, broker/dealers,  credit unions,   national   securities
                  exchanges,   registered   securities  associations  clearing
                  agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. Neither Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide a password to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.

Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem such Fund's shares.

INVESTMENT MANAGEMENT

Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Large Company Growth Fund and Ameristock Focused Value Fund since their inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is P.O. Box 6919, Moraga, California 94570.

For the services of the Investment Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Large Company Growth Fund and Ameristock Focused Value Fund pay as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% and 1.35% of average net assets, respectively. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest, non-interested directors fees and extraordinary expenses.

Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Previously, Mr. Gerber was an equity portfolio manager with Bank of America. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PriceWaterhouseCoopers from 1994 to 1999. Previously, he was employed as a stockbroker and stock analyst with a regional investment banking firm and as an investment consultant with a third party pension administrator.

The portfolio managers of Ameristock Large Company Growth Fund are Andrew Ngim and Robert Nguyen. Mr. Ngim's background is described above. Mr. Nguyen has been a Managing Principal of Ameristock Corporation since 2000 and from 1995 to 1999 was an institutional specialist at Charles Schwab and Co., Inc. Previously, Mr. Nguyen was an equity portfolio manager with Bank of America and a stockbroker and stock analyst with Morgan Stanley Dean Witter.

The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser on December 26, 2000.

DIVIDENDS AND TAXES

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains. Generally, distributions from each Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

OTHER INFORMATION

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201 has been retained to act as the custodian of each Fund's investments.

Mutual Shareholder Services, 8869 Brecksville Road, Brecksville, Ohio 44141, is the transfer agent and dividend - paying agent of each Fund.

ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, is the administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, is the distributor for the Funds.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.

McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue, East, Cleveland, OH 44114-2653, is legal counsel to each Fund and the Adviser.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK MUTUAL FUND, INC.

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2001, June 30, 2000, June 30, 1999 and June 30, 1998 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.


                                              Fiscal Year    Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year
                                                 Ended          Ended          Ended         Ended          Ended
                                              June 30, 01    June 30, 00    June 30, 99   June 30, 98    June 30, 97
Net Asset Value,
Beginning of Period                               $34.76         $38.89          $31.48       $25.06         $19.03

Income from Investment Operations
     Net Investment Income                           .59            .55             .44          .41            .52
     Net Gains (Losses) on Securities
on Securities                                       8.91          (3.92)           7.41         7.26           5.94
                                                   -----           ----            ----         ----           ----
     (realized and unrealized)
         Total from
         Investment Operations                      9.50          (3.37)           7.85         7.67           6.46
Less Distributions
     Dividends
     (from net investment income)                   (.45)          (.42)           (.22)        (.42)          (.39)
investment income)
     Distributions (from capital gains)            (1.63)          (.34)           (.22)        (.83)          (.04)
                                                  -------          -----           -----        -----          -----
     Total Distributions                           (2.08)          (.76)           (.44)       (1.25)          (.43)
     Net Asset Value, End of Period               $42.18         $34.76          $38.89       $31.48         $25.06
     Total Return                                  27.85%         (8.67)%         24.94%       30.61%         33.95%

Ratios/Supplemental Data
     Net Assets, End of Period (Millions)        $756.16         $86.66         $114.14       $12.75          $6.64
     Ratio of Expenses to
     Average Net Assets
         Prior to Reimbursement                     0.83%          0.99%           0.96%        0.95%          1.06%
         After Reimbursement                        0.83%          0.99%           0.94%        0.90%          0.56%

     Ratio of Net Income to
     Average Net Assets
         Prior to Reimbursement                     1.50%          1.51%           1.20%        1.43%          1.89%
         After Reimbursement                        1.50%          1.51%           1.22%        1.48%          2.39%

     Portfolio Turnover Rate                        5.97%         31.13%           9.22%       11.85%         21.48%


        Notes to Financial Statements appear in the Fund's Annual Report.

                              FINANCIAL HIGHLIGHTS
                      AMERISTOCK LARGE COMPANY GROWTH FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.

                                                                  Period
                                                                   Ended
                                                               June 30, 01(1)
          Net Asset Value,
          Beginning of Period                                     $15.00

          Income from Investment Operations
            Net Investment Income                                   (.04)
            Net Gains (Losses) on Securities                       (4.15)
                                                                    ----
            (realized and unrealized)
                Total from
                Investment Operations                              (4.19)
          Less Distributions
            Dividends
            (from net investment income)                            0.00
            Distributions (from capital gains)                      0.00
                                                                    -----
            Total Distributions                                     0.00
            Net Asset Value, End of Period                        $10.81
            Total Return                                          (27.93)%

          Ratios/Supplemental Data
            Net Assets, End of Period (Millions)                   $0.38
            Ratio of Expenses to
            Average Net Assets
                Prior to Reimbursement                              1.00%*
                After Reimbursement                                 1.00%*

            Ratio of Net Income to
            Average Net Assets
                Prior to Reimbursement                             (0.58)%*
                After Reimbursement                                (0.58)%*

            Portfolio Turnover Rate*                               88.12%

(1) From inception of investment activity (12/26/00)
* Annualized

        Notes to Financial Statements appear in the Fund's Annual Report.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK FOCUSED VALUE FUND

         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.


                                                                  Period
                                                                   Ended
                                                               June 30, 01(1)
          Net Asset Value,
          Beginning of Period                                     $15.00

          Income from Investment Operations
            Net Investment Income                                   (.09)
            Net Gains (Losses) on Securities                        8.96
                                                                   -----
            (realized and unrealized)
                Total from
                Investment Operations                               8.87
          Less Distributions
            Dividends
            (from net investment income)                            0.00
            Distributions (from capital gains)                      0.00
                                                                   -----
            Total Distributions                                     0.00
            Net Asset Value, End of Period                        $23.87
            Total Return                                           59.13%

          Ratios/Supplemental Data
            Net Assets, End of Period (Millions)                   $2.50
            Ratio of Expenses to
            Average Net Assets
                Prior to Reimbursement                              1.35%*
                After Reimbursement                                 1.35%*

            Ratio of Net Income to
            Average Net Assets
                Prior to Reimbursement                             (0.80)%*
                After Reimbursement                                (0.80)%*

            Portfolio Turnover Rate*                               29.80%

(1) From inception of investment activity (12/26/00)
* Annualized

        Notes to Financial Statements appear in the Fund's Annual Report.

                            Ameristock Privacy Policy

In the course of doing business with Ameristock Corporation, its affiliates and the Ameristock Funds, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.



Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.



Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs. We may also share that information with companies that perform services for Ameristock. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.



Security of Customer Information

We require Ameristock's service providers to maintain physical, electronic, and procedural safeguards to protect your personal information.











                   (This page is not part of the Prospectus.)

                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND

A Statement of Additional Information ("SAI") dated October 15, 2001 is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at (800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

         Ameristock Mutual Funds               Administrator and Bookkeeping and
         P.O. Box 6919                         Pricing Agent
         Moraga, California 94570              ALPS Mutual Fund Services, Inc.
                                               370 17th Street, Suite 3100
         Investment Adviser                    Denver, Colorado  80202
         Ameristock Corporation
         P.O. Box 6919
         Moraga, California 94570

         Custodian                             Distributor
         Firstar Bank, N.A.                    ALPS Distributors, Inc.
         425 Walnut Street                     370 17th Street, Suite 3100
         Cincinnati, Ohio  45202               Denver, Colorado  80202

         Transfer Agent
         Mutual Shareholder Services
         8869 Brecksville Road, Suite C
         Brecksville, Ohio  44141

         Legal Counsel
         McDonald, Hopkins, Burke & Haber Co., L.P.A.
         2100 Bank One Center
         600 Superior Avenue, East
         Cleveland, Ohio  44114

         Independent Auditor
         McCurdy & Associates CPAs, Inc.
         27955 Clemens Road
         Westlake, Ohio 44145

Investment Company Act File Nos.:
         Ameristock Mutual Fund, Inc.:                        811-09090
         Ameristock Large Company Growth Fund:                811-10141
         Ameristock Focused Value Fund:                       811-10141

                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                October 15, 2001


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Ameristock Large Company Growth Fund and Ameristock Focused Value Fund (each "Fund" and collectively, the "Funds") dated October 15, 2001. The Funds are separate portfolios of Davis Park Series Trust, a Delaware business trust (the "Trust"). Information from the Funds' latest Annual Report is incorporated by reference in this Statement of Additional Information. The Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's internet website at http://www.sec.gov. To obtain a copy of the Prospectus and Annual Report, without charge, please write to the Funds at P.O. Box 6919, Moraga, CA 94570 or call (800) 394-5064.


                                TABLE OF CONTENTS

            Investments and Risks..................................2
            Management Agreement...................................8
            Management of the Fund.................................8
            Ownership of Shares....................................9
            Portfolio Turnover....................................10
            Portfolio Transactions and Brokerage..................10
            Share Redemptions.....................................11
            Distributor...........................................11
            Taxation of the Funds.................................12
            Performance Information...............................12
            Additional Information................................13
            Financial Statements..................................14

                              INVESTMENTS AND RISKS

Classification

Ameristock Large Company Growth Fund is a diversified, open-end management investment company. Ameristock Focused Value Fund is a non-diversified, open-end management investment company.

Information on Each Fund's Investments

Each Fund has an investment objective of seeking capital appreciation. The principal investment strategies used by each Fund to pursue this objective, together with the principal risks of investing in each Fund, are described in the Prospectus under the headings "Risk/Return Summary - Ameristock Large Company Growth Fund" and "Risk/Return Summary - Ameristock Focused Value Fund".

Described  below  are  (i)  certain  other  investment   strategies   (including
strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Convertible Securities. Each Fund may invest in securities convertible into common or preferred stock. Such securities allow the holder to convert the securities into another specified security of the same issuer at a specified conversion ratio at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. To the extent that any convertible security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Stocks. In selecting preferred stocks, the Funds' Investment Advisor will use its selection criteria for either common stocks or debt securities, depending on the Investment Advisor's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Securities Lending. Securities lending allows each Fund to retain ownership of the securities loaned out and, at the same time, to earn additional income. Each Fund may lend its portfolio securities constituting up to 30% of its net assets. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to U.S. or foreign banks or broker-dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justify the risk.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Risks of securities lending are (i) loss of rights in the loaned securities should the borrower fail financially and (ii) investment losses on the loaned securities.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Investment Adviser determines the liquidity of each Fund's investments and, through reports from the Investment Adviser, the Board of Trustees monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Each Fund may not invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of each Fund's net assets would be invested in such securities.

Foreign Exposure. Each Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

Options. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. Each Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

A Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. A Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The value of the underlying securities on which the options may be written at any one time will not exceed 15% of either Fund's total assets. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

Even though a Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures. Each Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Segregated Accounts. Futures contracts, options, and options on futures contracts require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Fixed Income Securities. Each Fund may invest in fixed income securities (corporate debt securities, bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations).

All of Ameristock Large Company Growth Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. Other fixed income risk factors include default risk.

High-Yield Securities - Ameristock Focused Value Fund. Ameristock Focused Value Fund may, from time to time, invest in lower-rated securities (rated BBB or lower by Standard & Poor's Corporation Rating Service) or in unrated securities, when, in the view of the Adviser, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated with the Adviser's discretion to invest in such securities are set forth below.

In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities) have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

The values of lower-rated securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Further, securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated corporate debt securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the Fund may incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the Fund's ability to dispose of such securities, when its investment adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to met the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the Fund to accurately value lower-rated securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

The market for "high-yield" fixed-income securities has not weathered a major economic recession and it is unknown what effect a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Standard & Poor's Corporation ("S&P") is a private service that provides rates of the credit quality of debt obligations. These ratings represents S&P's opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that a Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

Policies

Unless otherwise noted, whenever an investment policy states a maximum percentage of either Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of such Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with such Fund's investment objectives and policies.

Each Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are each Fund's fundamental investment policies set forth in their entirety. The Fund may not:

         1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         2. purchase the securities of any issuer if such purchase, at the time thereof, would cause the Fund to fail to satisfy the requirements of the Internal Revenue Code Section 851(b)(3) (or any successor provision), as amended;

         3. issue senior securities, except as permitted under the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff;

         4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) provided that immediately after such borrowing, the Fund has asset coverage (as defined in the Investment Company Act of 1940) of at least 300%;

         5. act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         6. invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

         7. (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

         8. purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

         9. make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

In addition, it is a fundamental investment policy of Ameristock Large Company Growth Fund to satisfy the requirements for classification of such Fund as a "diversified" management company within the meaning of the Investment Company Act of 1940.

The foregoing restrictions, as well as each Fund's investment objective of seeking capital appreciation, are fundamental policies that may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

MANAGEMENT AGREEMENT

The Funds' investment adviser is Ameristock Corporation, P.O. Box 6919, Moraga, California 94570 (the "Investment Adviser"). Under the Management Agreement with the Trust, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides each Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Trust, all Trustees who are "interested persons" of the Trust or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

The Adviser pays all operating expenses of each Fund except for brokerage, taxes, interest, non-interested trustee fees and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

For the services of the Investment Adviser, each Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of Ameristock Large Company Growth Fund's average net assets and 1.35% of Ameristock Focused Value Fund's average net assets. For the fiscal year ended June 30, 2001, Ameristock Large Company Growth Fund and Ameristock Focused Value Fund paid fees to the Investment Adviser in the amounts of $2,622 and $7,029, respectively.

ALPS Mutual Funds Services, Inc. 370 17th Street, Suite 3100, Denver, Colorado 80202 ("ALPS Services") performs certain administrative services to the Funds pursuant to an Administration Agreement between ALPS Services and the Funds. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the Securities and Exchange Commission, coordinating execution and filing of tax returns by the Funds' independent accountant, assisting with the preparation of reports to the Funds' shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds' status as a regulated investment company, maintaining the Funds' fidelity bond, monitoring compliance with the policies and limitations of the Funds as set forth in the Prospectus and Statement of Additional Information and generally assisting in the Funds' operations. ALPS Services also acts as bookkeeping and pricing agent for the Funds pursuant to a Fund Accounting and Services Agreement between ALPS Services and the Funds. All of the fees and expenses payable to ALPS Services under such agreements and to ALPS Distributors, Inc. under the Distribution Agreement (see "Distribution" below) are paid by the Investment Adviser pursuant to a Combined Fee Agreement.


MANAGEMENT OF THE FUNDS

The Trustees and Officers of the Trust, their business addresses and their principal occupations during the past five years are set forth below. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Investment Adviser are indicated by an asterisk (*).

------------------------------ -------- ------------------------------------ ---------------------------------------

Name and Business Address      Age      Position Held with Trust             Principal Occupation for Last Five
                                                                             Years
------------------------------ -------- ------------------------------------ ---------------------------------------
------------------------------ -------- ------------------------------------ ---------------------------------------

Nicholas D. Gerber*             (39)    Chairman, President, Treasurer and   President Ameristock Corporation,
P.O. Box 6919                                         Trustee                Portfolio Manager of the Fund.
Moraga, CA 94570                                                             Portfolio Manager with Bank of
                                                                             America helping to manage over
                                                                             $250 million in commingled and
                                                                             mutual fund accounts (1993-1995).
------------------------------ -------- ------------------------------------ ---------------------------------------


------------------------------ -------- ------------------------------------ ---------------------------------------

Stephen J. Marsh                (48)                  Trustee                Vice-President with FMV Opinions,
P.O. Box 6919                                                                Inc. (1998-Present).  Managing
Moraga, CA 94570                                                             Director, The Mentor Group
                                                                             (1991-1998).
------------------------------ -------- ------------------------------------ ---------------------------------------


------------------------------ -------- ------------------------------------ ---------------------------------------

Alev Efendioglu, PhD.           (59)                  Trustee                Professor of Management and Small
P.O. Box 6919                                                                Business Institute Director, McLaren
Moraga, CA 94570                                                             School of Business, University of San
                                                                             Francisco (1977-Present).
------------------------------ -------- ------------------------------------ ---------------------------------------

The Trustees of the Trust who are employees or Trustees of the Investment Adviser receive no compensation from the Trust. Each of the non-interested Trustees is paid an annual retainer of $1.00 and is reimbursed for the expenses of attending meetings. Compensation paid to non-interested Trustees for the last fiscal year is set forth below:

                                  Aggregate            Pension or             Estimated                 Total
                              Compensation From        Retirement          Annual Benefits          Compensation
  Director                        the Trust             Benefits           upon Retirement        Paid to Trustees
------------------------------------------------------------------------------------------------------------------

Alev Efendioglu, Ph.D.               $1                    $0                    $0                      $1
Stephen J. Marsh                     $1                    $0                    $0                      $1

Each Fund, the Investment Adviser and ALPS Distributors, Inc. have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Funds' Code of Ethics permits personnel subject to the Code to invest in securities that may be purchased or held by the Funds, except that (i) such person may not purchase or sell any security on a day during which, to his knowledge, the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn and (ii) no portfolio manager of a Fund shall buy or sell a security within at least seven calendar days before or after the Fund trades in that security.


OWNERSHIP OF SHARES

The following persons were known by each Fund to be holders of record or beneficially of 5% or more of the Fund as of September 6, 2001:

                      AMERISTOCK LARGE COMPANY GROWTH FUND

             Name and Address                       Percentage Held
             ----------------                       ---------------
             Lionel G. Marthe                            22.01%
             1028 Paloma Road
          Monterey, CA 93940-5614

     National Investors Services Corp.                   24.95%
             56 Water Street
            New York, NY 10041


                          AMERISTOCK FOCUSED VALUE FUND

             Name and Address                       Percentage Held
             ----------------                       ---------------
         Ameritrade Clearing, Inc.                       10.69%
              P.O. Box 2226
          Omaha, Nebraska 68103

            Ernest A. Michael                             7.35%
           22200 Chinook Road
        Woodway, Washington 98020

     National Investors Services Corp.                   50.82%
            55 Water Street
           New York, NY 10041


As of September 6, 2001, all Officers and Trustees as a group beneficially owned 6.8% of the outstanding shares of Ameristock Large Company Growth Fund and 3.8% of the outstanding shares of Ameristock Focused Value Fund.


PORTFOLIO TURNOVER

A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.

The Ameristock Large Company Growth Fund and Ameristock Focused Value Fund paid brokerage commissions in the amounts of $942 and $11,598, respectively for the period December 26, 2000 to June 30, 2001.


SHARE REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by each Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The value of shares of each Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.


DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by ALPS Distributors, Inc., a registered NASD broker-dealer ("ALPS"). The address of ALPS is 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to the Distribution Agreement between the Funds and ALPS, ALPS has agreed to hold itself available to receive orders for the purchase of the Funds' shares, to accept such orders on behalf of the Fund and to promptly transmit such orders to the Funds' transfer agent. ALPS does not receive any commissions or other compensation for the sale of share of the Funds other than the compensation paid by the Investment Advisor to ALPS pursuant to the Combined Fee Agreement. ALPS is not obligated to sell any certain number of shares.

TAXATION OF THE FUNDS

Each Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in each Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, a Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.


PERFORMANCE INFORMATION

From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Each Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, each Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

From time to time, each Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio managers relating to their respective investment strategies, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Funds may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

Each Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. Each Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, each Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. A Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

Total returns quoted in advertising reflect all aspects of a Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

                  T = (ERV/P) 1/n - 1 Where:

                  T = average annual total return
                  P = a hypothetical initial investment of $1,000 n = number of years.
                  EVR = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.


ADDITIONAL INFORMATION

Each Fund is an open-end management investment company and is a portfolio of Davis Park Series Trust, a Delaware business trust organized on August 17, 2000 (the "Trust"). The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of each Fund. Each share of each Fund has equal voting, dividend, distribution and liquidation rights. In the event that Ameristock Corporation ceases to be the investment advisor, the right of each Fund to use the identifying name "Ameristock" may be withdrawn.

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the assets of each Fund. The custodian is responsible for the safekeeping of each Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of either Fund or in deciding which securities are purchased or sold by each Fund. Each Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund's Trustees may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Adviser. There have been no transactions of this sort to date with the Custodian.

Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 (the "Transfer Agent") provides transfer agent and shareholder services for each Fund. For such services, the Transfer Agent is entitled to received a fee from each Fund based on the number of shareholder accounts, plus out-of-pocket expenses.

McCurdy & Associates CPAs Inc., 27955 Clemens Road, Westlake, Ohio 44145 (the "Auditors") serve as independent accountants to the Trust. The Auditors conduct the audit of the Trust's annual financial statements and prepare each Fund's tax returns. The Auditors have no part in the management or investment decisions of the Funds.

FINANCIAL STATEMENTS

The financial statements in the June 30, 2001 Annual Report of the Funds are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by McCurdy & Associates CPA's, Inc., whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.